UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 29, 1998



                               -------------------



                           NEW CENTURY ENERGIES, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       1-12927                  84-1334327
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                    1225 17th Street, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code: (303)571-7511



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                                      -2-


ITEM 5. OTHER EVENTS


     On October 29, 1998, New Century Energies, Inc. (the "Company") entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), relating to the sale by the Company to Merrill Lynch of 2,500,000 shares of the Company's common stock, par value $1 per share, together with the associated preferred stock purchase rights (collectively, the "Common Stock"). The Common Stock has been registered under a registration statement (File No. 333-40361) on Form S-3 filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), and a registration statement (File No. 333-64067) on Form S-3 filed with the Commission pursuant to Rule 462(b) under the Act (collectively, the "Registration Statement"). In connection with the execution of the Purchase Agreement, the Company is filing an exhibit as part of this Form 8-K. See "Item
7. Financial Statements and Exhibits."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits. The following exhibits are filed herewith:

          1(d) Purchase Agreement dated October 29, 1998 between New Century
               Energies, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.



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                                      -3-


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      NEW CENTURY ENERGIES, INC.


                                      By /s/ R.C. Kelly
                                         -----------------------------------
                                         Name:   R.C. Kelly
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer



DATE:  November 2, 1998



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                                      -4-


                                  EXHIBIT INDEX

Exhibit
Number

1(d) Purchase Agreement dated October 29, 1998 between New Century Energies,
     Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.